UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2023, ADTRAN Holdings, Inc. (“ADTRAN”) announced its financial results for the fiscal quarter ended September 30, 2023, the implementation of a comprehensive business efficiency plan, and the suspension of its quarterly cash dividend.

A copy of ADTRAN’s press release announcing its financial results, the implementation of a business efficiency plan, and the suspension of the quarterly cash dividend is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Executives from ADTRAN will review the financial results via a live audio webcast on Tuesday, November 7, 2023, at 9:30 a.m. Central Time, or 4:30 p.m. Central European Summer Time. A copy of the investor presentation provided in connection with that review is attached as Exhibit 99.2 and incorporated by reference herein. An archived recording of the webcast will be available for a limited time on the Investor Relations page of investors.adtran.com.

In addition, as a company listed on the Frankfurt Stock Exchange, ADTRAN is subject to German and European securities laws. Article 17 of the Market Abuse Regulation (EU) No. 596/2014 of the European Parliament and of the Council of 16 April 2014 mandates that listed issuers such as ADTRAN provide real time disclosure in certain circumstances, including where management’s forecasts deviate from previously announced guidance or, in the absence of guidance, analyst consensus. On November 7, 2023 Central European Summer Time, ADTRAN published an ad hoc announcement in Germany disclosing, among other items, that management’s forecast for the fourth quarter of fiscal 2023 deviates from analyst consensus.

A copy of ADTRAN’s ad hoc announcement is attached as Exhibit 99.3 hereto and incorporated by reference herein.

The information included in, or furnished with, Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 6, 2023

99.2	Visual Presentation of November 7, 2023.

99.3	Ad hoc notification dated November 7, 2023 CEST (English translation)

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer